SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 5, 2002 (June 5, 2002)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


     Oklahoma                        1-13726                     73-1395733
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(State or other jurisdiction   (Commission File No.)            (IRS Employer
   of incorporation)                                         Identification No.)


         6100 North Western Avenue,  Oklahoma City,  Oklahoma     73118
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               (Address of principal executive offices)         (Zip Code)


                                  (405) 848-8000
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                  (Registrant's telephone number, including area code)










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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on June 5, 2002 announcing that its 2002 Annual Meeting of Shareholders will be webcast live. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.  The following exhibit is filed herewith:

               99.   Press Release issued by the Registrant on June 5, 2002.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               CHESAPEAKE ENERGY CORPORATION



                                               By: /s/ Aubrey K. McClendon
                                                        Aubrey K. McClendon
                                                     Chairman of the Board and
                                                      Chief Executive Officer

Dated:  June 5, 2002


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[GRAPHIC OMITTED][GRAPHIC OMITTED]                        N e w s R e l e a s e


                                                  Chesapeake Energy Corporation
                                                                P. O. Box 18496
                                                       Oklahoma City, OK  73154

FOR IMMEDIATE RELEASE


                                                     CONTACTS:
MARC ROWLAND                                                     TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                  SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                               CORPORATE DEVELOPMENT
(405) 879-9232                                                   (405) 879-9257
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                WEBCAST ALERT: CHESAPEAKE ENERGY CORPORATION WILL
                   WEBCAST 2002 ANNUAL MEETING OF SHAREHOLDERS

OKLAHOMA CITY, OK, June 5, 2002 - Chesapeake Energy Corporation (NYMEX: CHK) announced that its 2002 Annual Meeting of Shareholders will be webcast live on Friday, June 7, 2002 at 10:00 am Central Daylight Time (CDT). Those interested in hearing the webcast should visit the Company's website (www.chkenergy.com) about 15 minutes before 10:00 am CDT on Friday. A link to the webcast will be available on the Home Page and through the Investor Relations section under "Calendar of Events." For those unable to listen to the live webcast, the meeting will be archived on the Company's website.

In order to listen to the webcast participants will need Windows Media Player or RealPlayer software, and at least a 28.8Kbps connection to the Internet. Links are available when accessing the Webcast page for a free download of your preference. Please allow additional time to download and install these programs if you do not already have them.

Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the Company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The Company's internet address is www.chkenergy.com.

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